FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
                        ALLMERICA SELECT SEPARATE ACCOUNT

          SUPPLEMENT DATED MAY 18, 2001 TO PROSPECTUS DATED MAY 1, 2001


                                      * * *

Effective June 1, 2001, Massachusetts Financial Services Company and Jennison Associates LLC will replace Nicholas-Applegate Capital Management, L.P. as sub-advisers of the Select Aggressive Growth Fund (the "Fund") of Allmerica Investment Trust. As of June 1, 2001, throughout the prospectus any references to Nicholas-Applegate Capital Management, L.P are deleted, and replaced by inserting references to Massachusetts Financial Services Company and Jennison Associates LLC.

For more information, see the Prospectus Supplement for Allmerica Investment Trust dated May 15, 2001.

                                      * * *

Under the caption INVESTMENT OBJECTIVES AND POLICIES, the parenthetical phrase "(Service Class 2)" is deleted from the descriptions of the Fidelity VIP Equity-Income Portfolio, Fidelity VIP Growth Portfolio, Fidelity VIP High Income Portfolio, Fidelity VIP II Contrafund Portfolio, and Fidelity VIP III Growth & Income Portfolio.





                                                   Supplement dated May 18, 2001





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